SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 31, 2015

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

As previously disclosed in the Current Report on Form 8-K filed by Endurance Specialty Holdings Ltd., a Bermuda exempted company (the “Company”), on April 1, 2015, the Company entered into an Agreement and Plan of Merger, dated as of March 31, 2015 (the “Merger Agreement”), with Montpelier Re Holdings Ltd., a Bermuda exempted company (“Montpelier”), and Millhill Holdings Ltd., a Bermuda exempted company and a direct, wholly-owned subsidiary of the Company (“Merger Sub”).

Pursuant to the Merger Agreement, on July 31, 2015, Montpelier merged with and into Merger Sub (the “First Merger”), with Merger Sub surviving the First Merger as a direct, wholly-owned subsidiary of the Company (the “Surviving Company”). Immediately after the completion of the First Merger, the Surviving Company was merged with and into the Company (the “Second Merger”), with the Company continuing as the surviving company in such merger.

Senior Notes Indenture

In connection with the First Merger, Merger Sub and the Bank of New York Mellon, as trustee (the “Senior Notes Trustee”), entered into the Third Supplemental Indenture, dated as of July 31, 2015 (the “Third Supplemental Indenture”), to the Indenture, dated as of July 15, 2003, by and between Montpelier, as issuer, and the Senior Notes Trustee (as amended and supplemented from time to time, the “Senior Notes Indenture”). In connection with the Second Merger, the Company and the Senior Notes Trustee, entered into the Fourth Supplemental Indenture, dated as of July 31, 2015, to the Senior Notes Indenture (the “Fourth Supplemental Indenture” and, together with the Third Supplemental Indenture, the “Senior Notes Supplemental Indentures”). The Senior Notes Supplemental Indentures provide for the unconditional assumption of the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts (as defined in the Senior Notes Indenture) with respect to all the 4.70% Senior Unsecured Notes Due 2022 (the “2022 Senior Notes”) and the performance of every obligation in the Senior Notes Indenture and the Outstanding 2022 Senior Notes to be performed or observed. Capitalized terms used but not defined in this description of the 2022 Senior Notes have the meanings ascribed to such terms in the Senior Notes Indenture.

Montpelier originally issued the 2022 Senior Notes on October 2, 2012 in an aggregate principal amount of $300 million. The 2022 Senior Notes bear a rate of interest equal to 4.70% per annum, payable semi-annually in arrears on April 15 and October 15 of each year. The 2022 Senior Notes mature on October 15, 2022.

The 2022 Senior Notes are not convertible into shares of common stock of the issuer and/or exchangeable for other securities.

The 2022 Senior Notes are redeemable as a whole at any time or in part from time to time, at the option of the issuer, at a “make whole” redemption price equal to the greater of (i) 100% of the principal amount of the 2022 Senior Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (other than accrued interest) on the 2022 Senior Notes being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points plus, in either case, any interest accrued but not paid to the Redemption Date.

The foregoing descriptions of the Third Supplemental Indenture and Fourth Supplemental Indenture are qualified in their entirety by reference to the full text of the Third Supplemental Indenture and Fourth Supplemental Indenture, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Junior Subordinated Indenture

In connection with the First Merger, Merger Sub and Wilmington Trust Company, as Trustee (the “Preferred Securities Trustee”), entered into the First Supplemental Indenture, dated as of July 31, 2015 (the “First Supplemental Indenture”), to the Junior Subordinated Indenture, dated as of January 6, 2006, by and between Montpelier, as issuer, and the Preferred Securities Trustee (as amended and supplemented from time to time, the

“Junior Subordinated Indenture”). In connection with the Second Merger, the Company and the Preferred Securities Trustee entered into the Second Supplemental Indenture, dated as of July 31, 2015, to the Junior Subordinated Indenture (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture, the “Junior Subordinated Supplemental Indentures”). The Junior Subordinated Supplemental Indentures provide for the express assumption of the due and punctual payment of the principal of and any premium and interest (including any Additional Interest) on all of the Trust Preferred Securities and the performance of every covenant of the Junior Subordinated Indenture on the part of Montpelier to be performed or observed. Capitalized terms used but not defined in this description of the Trust Preferred Securities have the meanings ascribed to such terms in the Junior Subordinated Indenture.

The Trust Preferred Securities are redeemable as a whole at any time or in part from time to time, at the option of the issuer at a Redemption Price equal to 100% of the principal amount thereof (or of the redeemed portion thereof, as applicable) plus accrued interest, including any Additional Interest, to but excluding the date fixed for redemption; provided, that the issuer shall have received the prior approval of any applicable insurance regulatory authority therefor with respect to such redemption if then required.

Upon the occurrence of an Investment Company Event or a Tax Event, the Trust Preferred Securities are redeemable in whole, but not in part, at the option of the issuer at a redemption price equal to 100% of the principal amount thereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, to but excluding the date fixed for redemption; provided, that the issuer shall have received the prior approval of any applicable insurance regulatory authority therefor with respect to such redemption if then required.

The foregoing descriptions of the First Supplemental Indenture and Second Supplemental Indenture are qualified in their entirety by reference to the full text of the First Supplemental Indenture and Second Supplemental Indenture, copies of which are attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. Pursuant to the Merger Agreement, on July 31, 2015, the First Merger was completed. As consideration for the First Merger, each share of common stock, 1/6 cent par value per share, of Montpelier (the “Montpelier Common Shares”) issued and outstanding immediately prior to the effective time of the First Merger (other than certain Montpelier Common Shares which were canceled for no consideration as set forth in the Merger Agreement), were canceled and converted into the right to receive 0.472 of an ordinary share, par value $1.00 per share, of the Company (the “Company Ordinary Shares”), together with cash in lieu of fractional Company Ordinary Shares, if any (the “Merger Consideration”). In addition, pursuant to the terms and conditions of the Merger Agreement and prior to the effective time of the First Merger, Montpelier paid a special dividend of $9.89 per Montpelier Common Share to the holders of record of issued and outstanding Montpelier Common Shares as of July 30, 2015, the record date for such special dividend. The Company issued approximately 20,686,659 Company Ordinary Shares, and paid approximately $2,706.87 in cash, to the holders of the Montpelier Common Shares in connection with the First Merger. Immediately after the completion of the First Merger, the Second Merger was completed.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 1, 2015 and is incorporated by reference herein.

A copy of the Company press release, dated July 31, 2015, announcing the completion of the First Merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) In connection with the First Merger, and effective as of July 31, 2015, former Montpelier directors, Morgan W. Davis, Nicholas C. Marsh and Ian M. Winchester, were appointed to the Company’s Board of Directors.

As shareholders of Montpelier, such three new directors received the Merger Consideration and the special dividend in respect of their Montpelier Common Shares.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The information contained in the following Securities and Exchange Commission (“SEC”) filings is incorporated herein by reference:

•	the joint proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 filed with the SEC on May 8, 2015 (Registration Number 333-204019);

•	the Montpelier Annual Report on Form 10-K for the year ended December 31, 2014, filed February 25, 2015, and as amended by Form 10-K/A, filed March 31, 2015;

•	the Montpelier Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, filed on May 8, 2014, and March 31, 2015, filed on May 4, 2015; and

•	the Montpelier Current Reports on Form 8-K filed on March 31, 2015, April 1, 2015 and May 15, 2015.

(b) Pro Forma Financial Information. The information contained in the joint proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 filed with the SEC on May 8, 2015 (Registration Number 333-204019), is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 31, 2015, by and among the Company, Montpelier and Merger Sub (incorporated by reference to the Current Report on Form 8-K filed on April 1, 2015).

10.1	Third Supplemental Indenture, dated as of July 31, 2015, between Millhill Holdings Ltd. and The Bank of New York Mellon Trust Company, National Association

10.2	Fourth Supplemental Indenture, dated as of July 31, 2015 between Endurance Specialty Holdings Ltd. and The Bank of New York Mellon Trust Company, National Association

10.3	First Supplemental Indenture, dated as of July 31, 2015, between Millhill Holdings Ltd. and Wilmington Trust Company

10.4	Second Supplemental Indenture, dated as of July 31, 2015, between Endurance Specialty Holdings Ltd. and Wilmington Trust Company

99.1	Press Release, dated July 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 3, 2015

By:	/s/ John V. Del Col
Name:	John V. Del Col
Title:	General Counsel & Secretary